Exhibit 32.2

CERTIFICATION

I, Alan Campbell, Senior Vice President and Chief Financial Officer of Freescale Semiconductor, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the quarterly report on Form 10-Q for the quarterly period ended April 1, 2005 (the “Quarterly Report”), which this statement accompanies fully complies with the requirements of Section 13(a) for the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

(2)	information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Freescale Semiconductor, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: May 2, 2005

/s/ Alan Campbell
Alan Campbell
Senior Vice President and Chief Financial Officer, Freescale Semiconductor, Inc.

32